Exhibit 6

        INFORMATION CONCERNING THE SOLE MEMBER AND EXECUTIVE OFFICERS of
        DELTA I ACQUISITION, LLC; DIRECTORS OF FOUR SEASONS HEALTH CARE
          (CAPITAL) LIMITED, FOUR SEASONS HEALTH CARE HOLDINGS PLC AND
                  FOUR SEASONS HEALTH CARE INVESTMENTS LIMITED;
                    AND THE MEMBERS OF ALCHEMY PARTNERS LLP

1. Sole Member and Executive Officers of Delta I Acquisition, LLC. Set forth below is the name, present principal occupation or employment of each executive officer of Delta I Acquisition, LLC. The sole member of Delta I Acquisition LLC is Four Seasons Health Care (Capital) Limited. The principal address of Delta I Acquisition, LLC and, unless indicated below, the current business address for each individual listed below is Emerson Court, Alderley Road, Wilmslow, Cheshire SK9 1NX . Each such person is, unless indicated below, a British citizen.

Name and Current                    Present Principal Occupation or Employment
Business Address and Citizenship    ------------------------------------------
----------------------------------


Hamilton D. Anstead................ President of  Delta I Acquisition, LLC; Vice
                                    and Director of Delta I  Acquisition,  Inc.;
                                    Director  of  Four   Seasons   Health   Care
                                    (Capital) Limited; Director of Four  Seasons
                                    Health Care Holdings PLC;  Director  of Four
                                    Seasons  Health  Care  Investments  Limited;
                                    and Chief Executive Officer and  Director of
                                    Four Seasons Health Care Limited.

Graeme Willis...................... Vice  President,  Secretary  and Manager  of
                                    Delta I Acquisition,  LLC;  Director of Four
                                    Seasons  Health  Care   (Capital)   Limited;
                                    Director   of  Four   Seasons   Health  Care
                                    Holdings  PLC;   Director  of  Four  Seasons
                                    Health Care Investments Limited; and Finance
                                    Director and Director of Four Seasons Health
                                    Care Limited.

2. Directors of Four Seasons Health Care (Capital) Limited. Set forth below is the name, present principal occupation or employment of each director of Four Seasons Health Care (Capital) Limited. The principal address of Four Seasons Health Care (Capital) Limited and, unless indicated below, the current business address for each individual listed below is Emerson Court, Alderley Road, Wilmslow, Cheshire SK9 1NX. Each such person is, unless indicated below, a British citizen.


Name and Current                    Present Principal Occupation or Employment
Business Address                    ------------------------------------------
----------------

Graeme Willis...................... Director   of  Four   Seasons   Health  Care
                                    (Capital)   Limited;   Vice   President  and
                                    Secretary  of  Delta  I  Acquisition,   LLC;
                                    Director   of  Four   Seasons   Health  Care
                                    Holdings  PLC;   Director  of  Four  Seasons
                                    Health Care Investments Limited; and Finance
                                    Director and Director of Four Seasons Health
                                    Care Limited.


Hamilton D. Anstead................ Director   of  Four   Seasons   Health  Care
                                    (Capital)   Limited;   Vice   President  and
                                    Director  of  Delta  I  Acquisition,   Inc.;
                                    President  of  Delta  I  Acquisition,   LLC;
                                    Director   of  Four   Seasons   Health  Care
                                    Holdings  PLC;   Director  of  Four  Seasons
                                    Health Care Investments  Limited;  and Chief
                                    Executive   Officer  and  Director  of  Four
                                    Seasons Health Care Limited.

Geoffrey Crowe..................... Director   of  Four   Seasons   Health  Care
                                    (Capital)  Limited;  and  Director  of  Four
                                    Seasons Health Care Holdings PLC.


3. Directors of Four Seasons Health Care Holdings PLC. Set forth below is the name, present principal occupation or employment of each director of Four Seasons Health Care Holdings PLC. The principal address of Four Seasons Health Care Holdings PLC and, unless indicated below, the current business address for each individual listed below is Emerson Court, Alderley Road, Wilmslow, Cheshire SK9 1NX. Each such person is, unless indicated below, a British citizen.

Name and Current                    Present Principal Occupation or Employment
Business Address                    ------------------------------------------
----------------

Graeme Willis...................... Director   of  Four   Seasons   Health  Care
                                    Holdings PLC;  Vice  President and Secretary
                                    of Delta I  Acquisition,  LLC;  Director  of
                                    Four Seasons Health Care (Capital)  Limited;
                                    Director   of  Four   Seasons   Health  Care
                                    Investments Limited; and Finance Director and Director of Four Seasons Health Care Limited.

Hamilton D. Anstead................ Director   of  Four   Seasons   Health  Care
                                    Holdings PLC; Vice President and Director of
                                    Delta  I  Acquisition,  Inc.;  President  of
                                    Delta I Acquisition,  LLC;  Director of Four
                                    Seasons  Health  Care   (Capital)   Limited;
                                    Director   of  Four   Seasons   Health  Care
                                    Investments  Limited;  and  Chief  Executive
                                    Officer and Director of Four Seasons  Health
                                    Care Limited.

Geoffrey Crowe..................... Director   of  Four   Seasons   Health  Care
                                    Holdings  PLC;  and Director of Four Seasons
                                    Health Care (Capital) Limited.

4. Directors of Four Seasons Health Care Investments Limited. Set forth below is the name, present principal occupation or employment of each director of Four Seasons Health Care Investment Limited. The principal address of Four Seasons Health Care Investments Limited and, unless indicated below, the current business address for each individual listed below is Emerson Court, Alderley Road, Wilmslow, Cheshire SK9 1NX. Each such person is, unless indicated below, a British citizen.

Name and Current                    Present Principal Occupation or Employment
Business Address                    ------------------------------------------
----------------

Graeme Willis...................... Director   of  Four   Seasons   Health  Care
                                    Investments  Limited;   Vice  President  and
                                    Secretary  of  Delta  I  Acquisition,   LLC;
                                    Director   of  Four   Seasons   Health  Care
                                    (Capital) Limited;  Director of Four Seasons
                                    Health  Care   Holdings   PLC;  and  Finance
                                    Director and Director of Four Seasons Health
                                    Care Limited.

Hamilton D. Anstead................ Director    Four    Seasons    Health   Care
                                    Investments  Limited;   Vice  President  and
                                    Director  of  Delta  I  Acquisition,   Inc.;
                                    President  of  Delta  I  Acquisition,   LLC;
                                    Director   of  Four   Seasons   Health  Care
                                    (Capital) Limited;  Director of Four Seasons
                                    Health   Care   Holdings   PLC;   and  Chief
                                    Executive   Officer  and  Director  of  Four
                                    Seasons Health Care Limited.


5. Members of Alchemy Partners LLP. Set forth below is the name, present principal occupation or employment of each member of Alchemy Partners LLP. The address of Alchemy Partners LLP and, unless indicated below, the current business address for each individual listed below is 20 Bedfordbury, London, WC2N 4BL. Each such person is, unless indicated below, a British citizen.

Name and Current
Business Address              Present Principal Occupation or Employment
----------------              ------------------------------------------
Robert Barnes                 Member of Alchemy Partners LLP.

Martin Bolland                Member of Alchemy
                              Partners LLP; and non-executive
                              Chairman and Director of Four
                              Seasons Health Care Limited.

Paul Bridges                  Member of Alchemy Partners LLP.

Scott Greenhalgh              Member of Alchemy Partners LLP.

Graham Hallworth              Member of Alchemy Partners LLP.

Jon Moulton                   Member and the Managing Partner of Alchemy Partners LLP;
                              and Director of Alchemy Partners (Guernsey) Limited.

Dominic Slade                 Member of Alchemy Partners LLP.